Investor Presentation

TONIX PHARMACEUTICALS

March 2017
Oral Presentation

Version P0055 3-15-17

Cautionary Note on Forward-Looking Statements

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the "SEC") on March 3, 2016, and future periodic reports filed with the SEC on or after the date hereof. All of Tonix's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Tonix (TNXP): Developing Innovative Pharmaceutical Products to Address Current and Emerging Public Health Challenges

Targeting central nervous system conditions

- In Phase 3 development, TNX-102 SL* for posttraumatic stress disorder (PTSD) with **Breakthrough Therapy designation** from the U.S. Food and Drug Administration (FDA)
  - Encouraging evidence of safety and efficacy was demonstrated in Phase 2 AtEase trial of **military-related PTSD** formed the basis of the Breakthrough Therapy designation
  - Regulatory clarity for PTSD based on FDA acceptance of PTSD Phase 3 clinical program at End-of-Phase 2 meeting
  - Expedited development and accelerated review are expected
- Second clinical candidate for PTSD with a different mechanism of action in pre-Investigational New Drug (IND) stage development

Other development efforts includes a smallpox preventing vaccine program which leverages our government affairs efforts and capabilities

- Development of medical countermeasure drugs and biologics is incentivized with Priority Review Voucher by the recently enacted "21st Century Cures Act"

* TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication

Product Pipeline

Candidate	Indication	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA/BLA / Market
TNX-102 SL *Cyclobenzaprine HCl sublingual tablets*	Bedtime PTSD Treatment	*Phase 2 results reported May 2016* *Phase 3 study initiation in 1Q2017*
TNX-601 *Tianeptine oxalate oral formulation*	Day time PTSD Treatment	*Novel polymorph and salt discovered and characterized*
TNX-801 *Live HPXV virus vaccine from cell culture*	Smallpox-preventing vaccine	*Horsepox virus vaccine synthesized and demonstrated protective vaccine activity in mice*

Tonix Pharmaceuticals PTSD Program

Phase 3 Development

TNX-102 SL (cyclobenzaprine HCl sublingual tablets)

- A unique, innovative product designed for bedtime administration
- Targeting a chronic and serious psychiatric disorder: **PTSD**
  - ✓ **Therapeutic dose identified in Phase 2 study**
  - ✓ **Phase 3 clinical and product registration plan accepted by the FDA[1]**
  - ✓ **Designated Breakthrough Therapy for expedited development and review**
  - ✓ **Initial Breakthrough Therapy multidisciplinary meeting held with FDA in March 2017**
  - ✓ **Initiation of Phase 3 study in military-related PTSD expected in March 2017**

Targeting a Current and Emerging Public Health Challenge

PTSD

- High prevalence worldwide and receiving greater attention
- Not well served - high off-label usage[2] with unproven or contraindicated treatments[3]
- Potential opportunity to displace current standard-of-care and expand market

1. August 2016 FDA End-of-Phase 2 Meeting Minutes
2. Bernardy et al., J Clin Psychiatry, 2012; 73: 297
3. VA/DoD Clinical Practice Guideline for the Management of Post-Traumatic Stress, Version 2, 2010

PTSD Characteristics

- **Unmet medical need**
  - PTSD is a serious condition and the prevalence is increasing, especially combat PTSD
  - Military-related PTSD is not satisfactorily treated by existing FDA-approved therapies
  - Two selective serotonin reuptake inhibitors (SSRIs) are approved for PTSD, but have not shown efficacy in military-related PTSD
- **Endpoint**
  - TNX-102 SL 5.6 mg had significant effects on the FDA-recognized primary endpoint, the Clinician-Administered PTSD Scale for DSM-5, "CAPS-5"
- **Potential development and partners**
  - Several companies have U.S. psychiatry-focused specialty sales forces
  - Department of Defense (DoD) is interested in military-related PTSD and has the capacity to support basic science and clinical development
- **Important target population**
  - U.S. veterans are in great need of a medicine that works for this serious condition

Breakthrough Therapy Designation

- **FDA granted TNX-102 SL Breakthrough Therapy designation – reported December 19, 2016**
  - PTSD is a serious condition
  - TNX-102 SL has potential advantages over existing therapies in military-related PTSD
- **Benefits of Breakthrough Therapy designation**
  - Eligibility for priority review of the New Drug Application (NDA) within 6 months instead of 10 months
  - Option to submit completed portions of the NDA for rolling review
  - An organizational commitment involving FDA's senior managers to accelerate the development and approval process, an opportunity to compress development time

What Are the Consequences of PTSD?

Consequences:

- Impaired daily function and substantial interference with work and social interactions
- Reckless or destructive behavior
- Increased health care utilization and greater medical morbidity

PTSD as a risk factor for:

- Depression
- Alcohol or substance abuse
- Absenteeism/unemployment
- Homelessness
- Violent acts
- Suicidal thoughts and suicide

Unmet needs:

- Effective therapy for populations not well served by current treatment (males, military trauma)
- Alternative therapy for the majority of patients unresponsive or intolerant to current treatments
- Drug therapy compatible and complementary with behavioral therapy

TNX-102 SL: Proprietary Patented[1] Formulation

Active Pharmaceutical Ingredient (API) is cyclobenzaprine (CBP), is structurally related to tricyclic antidepressants (TCAs)

- TCAs and their metabolites differ widely in their receptor binding and pharmacokinetic profiles[2]

Different from other tricyclics

- **CBP is more selective for high affinity sites believed to have a role in sleep quality[3]**
  - $5\text{-}HT_{2A}$
  - α_1-adrenergic
  - histamine H_1
- **CBP undergoes extensive first-pass hepatic metabolism when administered orally**
  - Major metabolite, norcyclobenzaprine (nCBP)
    - Long half-life (~72 hours)
    - Less selective for target receptors ($5\text{-}HT_{2A}$, α_1-adrenergic, histamine H_1)
    - More selective for norepinephrine transporter

Different from oral CBP formulation

TNX-102 SL: Proprietary sublingual formulation of CBP

- Innovation by design
- Rapid systemic exposure
- Increased bioavailability
- Avoids first-pass metabolism
- Lowers exposure to long-lived active major metabolite, nCBP

1. Notice of Allowance for Eutectic Proprietary Protectic™ Formulation Patent
2. Rudorfer and Potter, *Cellular and Molecular Neurobiology, 1999 19:373*
3. Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015,Toronto Ontario, Canada

High Prevalence of PTSD Among Combat Veterans



3-9%
General population[1]



19-31%
Vietnam veterans[2]



>19%
Operation Enduring Freedom (OEF; Afghanistan) / Operation Iraqi Freedom (OIF) veterans / Operation New Dawn (OND)[3]

- **8.6 million** American adults affected[1]
- **Women** more likely to develop than men[1]
- Susceptibility may **run in families**[1]

[1]Kessler et al., *Arch Gen Psych* 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247M U.S. adult (≥18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00); [2]Norris, *PTSD Res Quar.* 2013; [3]*Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015,* Washington, DC; Among 1.9M separated OEF/OIF/OND Veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD.

Growing Economic and Social Burden to Care for Veterans with PTSD

Health care costs associated with PTSD for OEF/OIF/OND veterans:

Direct costs

$3,000-5,000
per patient per year for OEF/OIF Veterans[1]

~ 2.7 million
troops deployed between 10/1/2001 and 3/31/2015[3]

Indirect costs

$2-3 billion
estimated yearly cost to society[2]

Families, social care agencies, schools, employers, welfare system[2]

[1]CBO Report 2012; [2]Tanielan, *Invisible Wounds of War*. 2005; [3]*Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015*, Washington, DC; OEF/OIF/OND, Operations Enduring Freedom, Iraqi Freedom and New Dawn.

Phase 2 AtEase Study in Military-Related PTSD

- Randomized, double-blind, placebo-controlled trial in military-related PTSD

TNX-102 SL at bedtime once-daily 2.8 mg	N= 90
TNX-102 SL at bedtime once-daily 5.6 mg (2 x 2.8 mg)	N= 49
Placebo at bedtime once-daily	N= 92

12 weeks → *open-label extension*

- Enrolled patients with baseline CAPS-5 ≥ 29
- Analysis from 231 patients; 24 U.S. clinical sites
- TNX-102 SL was active at 5.6 mg dose
- **Primary efficacy analysis:**
  - Difference in CAPS-5 score between TNX-102 SL 2.8 mg and placebo at week 12

AtEase Study Demographics and Characteristics

- 93% of the randomized patients were male
- 98% had trauma during military service
- Deployed an average of 2.3 times
- Mean time since index trauma was 7 years
- Race and ethnicity generally consistent with U.S. military distribution
- Current Major Depressive Disorder 14% by MINI 7.0
- Similar baseline CAPS-5 scores and MADRS scores across treatment arms

Variable	Placebo N=92	TNX-102 SL 2.8 mg N=90	TNX-102 SL 5.6 mg N=49	Overall N=231
Baseline CAPS-5 Scores (SD)	39.5 (7.7)	39.5 (8.0)	39.3 (8.1)	39.5 (7.85)
Baseline MADRS Scores (SD)	17.3 (6.5)	17.6 (5.2)	16.1 (5.5)	17.1 (5.83)

CAPS-5, Clinician Administered PTSD Scale for DSM-5
MADRS, Montgomery-Åsberg Depression Rating Scale
MINI 7.0, Mini-International Neuropsychiatric Interview, Version 7
SD, standard deviation

AtEase Study – Summary of Primary and Secondary Analyses (week 12)

Assessment	Domain	Analysis	p-Values	
			2.8 mg (N=90)	5.6 mg (N=49)
CAPS-5	Total	MMRM	0.259^	0.053
	Total	MMRM with Multiple Imputation	0.211	0.031*
	Total	MMRM w/ Hybrid LOCF/BOCF	0.172	0.037*
	Total	ANCOVA	0.090	0.038*
CAPS-5 clusters/items	Arousal & Reactivity cluster (E)	MMRM	0.141	0.048*
	Sleep item (E6)	MMRM	0.185	0.010*
	Exaggerated Startle item (E4)	MMRM	0.336	0.015*
CGI-I	Responders	Logistic Regression	0.240	0.041*
PGIC	Mean score	MMRM	0.075	0.035*
Sheehan Disability Scale	Work/school item	MMRM	0.123	0.050*
	Social/leisure item	MMRM	0.198	0.031*

BOCF, baseline observation carried forward; CGI-I, Clinical Global Impression - Improvement scale; LOCF, last observation carried forward; MMRM, mixed model repeated measures; PGIC, Patient Global Impression of Change

^Primary analysis p-value not significant comparing TNX-102 SL 2.8 mg versus placebo

*$p<0.05$

AtEase Study: Safety and Tolerability Profile

No serious adverse events reported with TNX-102 SL deemed related to treatment

Systemic Adverse Events*	Placebo (N=94)	TNX-102 SL 2.8 mg (N=93)	TNX-102 SL 5.6 mg (N=50)
Somnolence	6.4%	11.8%	16.0%
Dry Mouth	10.6%	4.3%	16.0%
Headache	4.3%	5.4%	12.0%
Insomnia	8.5%	7.5%	6.0%
Sedation	1.1%	2.2%	12.0%
Administration Site Reactions*			
Hypoaesthesia oral	2.1%	38.7%	36.0%
Paraesthesia	3.2%	16.1%	4.0%
Glossodynia	1.1%	3.2%	6.0%

Trial completion rates: 73% placebo; 79% TNX-102 SL 2.8 mg; 84% TNX-102 SL 5.6 mg

*at rates of >5% in either drug-treated arm, Safety population N=237

AtEase: Retrospective Analysis for TNX-102 SL 5.6 mg

Prior pharmacotherapy trials in PTSD used *earlier versions* of CAPS (e.g. CAPS-2)

- Different scoring range from CAPS-5
- Most frequently used a score of ≥ 50 for entry (similar to CAPS-5 ≥ 33[1])
- FDA has accepted this higher entry criteria (CAPS-5 ≥ 33) for Phase 3 program

Compared CAPS-5 Severity Entry Criteria ≥ 29 versus ≥ 33 on Effect Size for AtEase

- Retrospective analysis showed more robust effect with high entry criteria


CAPS-5 ≥ 29
Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
*
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal


CAPS-5 ≥33
Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
*
*
*
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

* MMRM, mixed-effects model repeated measures, $p<0.05$

[1]Sullivan, Gregory, et al. Poster session presented at: Military Health System Research Symposium (MHSRS) 2016 Annual Meeting; 2016 Aug 15-18; Kissimmee, FL. URL: http://bit.ly/2bFo4mx

Retrospective Analysis of CAPS-5 in Patients with Entry CAPS-5 ≥ 33[1]


Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
LS Mean (SE) of CAPS-5 Total Score
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
6.8 point difference in CAPS-5 change from baseline between placebo and TNX-102 SL 5.6 mg
Effect Size = 0.53
*p<0.025, comparing 5.6 mg group with placebo, MMRM
*p=0.029, comparing 2.8 mg group with placebo, MMRM

[1]Primary analysis was TNX-102 SL 2.8 mg with entry CAPS-5 ≥ 29

Retrospective Analyses of Week 12 Outcome Measures for TNX-102 SL 5.6 mg vs. Placebo in Military-related or Combat PTSD Subset and for CAPS-5 ≥ 29 and CAPS-5 ≥ 33 at Baseline

	Military-related PTSD		Combat PTSD	
CAPS-5 at Baseline	**≥ 29**	**≥ 33**	**≥ 29**	**≥ 33**
N: PBO/TNX-102 SL 5.6 mg	**92/49**	**77/38**	**74/46**	**64/35**
Outcome Measure	**p-value[1]**	**p-value[1]**	**p-value[1]**	**p-value[1]**
CAPS-5				
Total score	0.053	***0.013**	***0.037**	***0.013**
Cluster B (intrusion)	0.161	***0.026**	0.183	***0.031**
Cluster C (avoidance)	0.963	0.522	0.824	0.570
Cluster D (mood/cognition)	0.062	0.065	***0.035**	0.061
Cluster E (arousal and reactivity)	***0.048**	***0.012**	***0.036**	***0.012**
E6 (Sleep item)	***0.010**	***0.013**	***0.003**	***0.010**
E2 (Reckless/Self Destruct)	0.140	***0.012**	0.178	***0.019**
CGI-I (responders)	***0.041**	***0.042**	***0.049**	0.082
SDS				
Total Score	0.079	0.093	***0.039**	***0.032**
Work/School item	0.050	***0.040**	***0.026**	***0.015**
Social/Leisure item	***0.031**	0.116	***0.013**	***0.028**
Family Life/Home Responsibilities item	0.524	0.455	0.328	0.274

[1]CAPS-5 and Sheehan Disability Scale outcome measures: p-values from mixed-effects model repeated measures statistical test on the mean change from baseline difference between TNX-102 SL 5.6 mg and placebo; CGI-I: p-values from a repeated measure logistic regression (Responder defined as a patient who was rated as "1" very much improved, or "2" much improved at week 12). *denotes statistical significance difference with $p<0.05$, not adjusted for multiple comparisons; Abbreviations: 5.6 mg=TNX-102 SL 5.6 mg; CAPS-5=Clinician-Administered PTSD Scale for DSM-5; N=number of patients; PBO=Placebo; SDS=Sheehan Disability Scale.

Phase 2 AtEase Study Conclusions

First large multi-center trial demonstrating efficacy of an Investigational New Drug (IND) in military-related PTSD

- ✓ TNX-102 SL therapeutic dose (5.6 mg) identified
- ✓ Symptom reduction (CAPS-5)
- ✓ Functional improvement (Sheehan Disability Scale domains)
- ✓ Clinical global impression of improvement (CGI-I)
- ✓ Evidence of meaningful clinical improvement supports the Breakthrough Therapy designation

Effects on sleep and hyperarousal

- ✓ Consistent with mechanistic hypothesis

Well-tolerated; side effects include:

- ✓ Systemic: somnolence, dry mouth, headache and sedation
- ✓ Local administration site reactions: transient tongue numbness

Comprehensive AtEase study results from scientific presentations available at:
http://www.tonixpharma.com/research-development/scientific-presentations

Planned Phase 3 HONOR Study in PTSD

To confirm AtEase findings in military-related PTSD:

- Larger adaptive design study
- Targeting start in 1Q 2017

TNX-102 SL once-daily at bedtime 5.6 mg	*N ~ 275 (140*)*
Placebo once-daily at bedtime	*N ~ 275 (140*)*

12 weeks → ***open-label extension***

** Interim analysis*

General study characteristics:

- Randomized, double-blind, placebo-controlled, entrance CAPS-5 ≥ 33
- One unblinded interim analysis (IA) by an independent data monitoring committee at 50% recruitment
- IA (N ~275) for efficacy stop, continuation as planned or sample size adjustment
- Potential to enroll 550 patients
- Approximately 35 U.S. clinical sites

Primary efficacy endpoint:

- Mean change from baseline in total CAPS-5 at Week 12 compared between TNX-102 SL 5.6 mg and placebo

1H 2018 - IA outcome anticipated
2H 2018 – topline data anticipated, if 550 patients are studied

Intellectual Property

TNX-102 SL

Portfolio of international patents filed under the Patent Cooperation Treaty (PCT)

Composition-of-matter (eutectic)

- Notice of Allowance issued by U.S. Patent and Trademark Office
- Additional claims and jurisdictions pending
- Protection expected to 2034

Pharmacokinetics (PK)

- Patents filed
- Protection expected to 2033

Method-of-use

- PTSD: patents filed

Proprietary Cyclobenzaprine Hydrochloride Eutectic Mixture Stabilizes Tablet Formulation


Cyclobenzaprine-HCl
(CBP-HCl)
Protectic™
Eutectic formulation ANGSTRO-TECHNOLOGY™
Base particle
(K_2HPO_4)
Base particle
(K_2HPO_4)
Base particle
(K_2HPO_4)
Cyclobenzaprine free base
Pure CBP-HCl interacts with base and tablet disintegrates
Eutectic formulation protects CBP-HCl from base and makes stable tablet with rapid absorption properties

Product Pipeline

Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3	NDA/BLA	Market
TNX-102 SL *Cyclobenzaprine HCl sublingual tablets*	Bedtime PTSD Treatment	*Phase 2 results reported May 2016 Phase 3 study initiation in 1Q2017*					
TNX-601 *Tianeptine oxalate oral formulation*	Day time PTSD Treatment		*Novel polymorph and salt discovered and characterized*				
TNX-801 *Live HPXV virus vaccine from cell culture*	Smallpox-preventing vaccine		*Horsepox virus vaccine synthesized and demonstrated protective vaccine activity in mice*				

TNX-601 - A Potential Clinical Candidate for PTSD

TNX-601 (tianeptine oxalate oral formulation)

Pre-IND Candidate

Targeting a Public Health Challenge

- Targeted as a 1st line monotherapy for **PTSD**: daytime dosing
  - ✓ **Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.)**
  - ✓ **Mechanism of Action (MOA) is different from TNX-102 SL**
- Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post-marketing experience
- Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation
- **Filed patent application on novel salt polymorph**
- Issued patent on steroid-induced cognitive impairment and memory loss issues
- GMP synthesis developed
- IND-enabling nonclinical studies and formulation development can proceed simultaneously
- **Clinical evidence for PTSD**
- Several studies have shown tianeptine to be active in the treatment of PTSD[1-4]
- US clinical development benefited from the dose identified and dosing regimen developed ex-U.S.

1. Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
2. Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
3. Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
4. Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

TNX-801: A Potential Smallpox-Preventing Vaccine

Pre-IND Candidate

TNX-801 (live virus vaccine - synthetic Horsepox (HPXV) vaccine)

- Potential improvement over current methods for biodefense against **smallpox**
  - ✓ **Leverages government affairs effort**
- Tonix is developing a new vaccine (TNX-801) with improved properties
  - ✓ **Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta**
  - ✓ **Protective vaccine activity in mice has been demonstrated**
  - ✓ **Patent application on novel vaccine submitted**

Regulatory strategy

- FDA's "Animal Rule" can be applied to establish human efficacy
- Good Manufacturing Practice (GMP) virus in development for human safety study

Targeting a Public Health Issue

Material threat medical countermeasure under 21st Century Cures Act

- Qualifies for receiving **Priority Review Voucher** on approval
  - ✓ **Priority Review Vouchers are transferrable and have sold for ~$125 M**
- ACAM2000 vaccine developed by Acambis was acquired by Sanofi in 2008 for $513 M
  - ✓ **ACAM2000 was sold to U.S. Strategic National Stockpile[1]**

1. Nalca, A et al. Drug design, development and Therapy: 4:71-79 (2010)

Management Team

Seth Lederman, MD President & CEO	TARGENT · Fusilev (levoleucovorin) for injection · vela
Gregory Sullivan, MD Chief Medical Officer	Columbia University Department of Psychiatry · New York State Psychiatric Institute
Bradley Saenger, CPA Chief Financial Officer	Shire · VERTEX · Steward · pwc
Jessica Morris EVP, Operations	Deutsche Bank · svb Silicon Valley Bank · American Capital

Board of Directors

Seth Lederman, MD Chairman	**Ernest Mario, PhD** ALZA, Glaxo, Reliant Pharma
Stuart Davidson Labrador Ventures, Alkermes, Combion	**Charles Mather** BTIG, Janney, Jefferies, Cowen, Smith Barney
Patrick Grace Apollo Philanthropy, WR Grace, Chemed	**John Rhodes** NYSERDA, NRDC, Booz Allen Hamilton
Donald Landry, MD, PhD Chair of Medicine, Columbia University	**Samuel Saks, MD** Jazz Pharma, ALZA, Johnson & Johnson

Milestones – recent and upcoming

TNX-102 SL – Posttraumatic Stress Disorder

☑	May 2016	Reported results from AtEase study
☑	August 2016	End-of-Phase 2 meeting with FDA - Proposed Phase 3 clinical and NDA plan accepted
☑	December 2016	Breakthrough Therapy designation granted by FDA
☑	January 2017	FDA concurrence with protocol design for Phase 3 HONOR study in military-related PTSD
☑	1Q 2017	Initial Multidisciplinary Breakthrough Therapy Meeting with FDA
☑	1Q 2017	Notice of Allowance for Eutectic Proprietary Protectic™ Formulation Patent
☐	1Q 2017	Target commencement of Phase 3 HONOR study
☐	1H 2018	Anticipated interim analysis of Phase 3 HONOR study in ~275 participants
☐	2H 2018	Anticipated topline results of Phase 3 HONOR study in 550 participants (if needed)

Summary

Strong position for value growth with Phase 3 development in a major medical indication: PTSD including military-related PTSD

- Phase 3 asset not previously well-known to the investor marketplace

TNX-102 SL for PTSD is designated as a Breakthrough Therapy by FDA

- Accelerated development and approval process is expected

Phase 3 HONOR study in military-PTSD expected to initiate in 1Q 2017

- Outcome of the interim analysis on ~275 participants expected to be available 1H 2018
- Topline results from 550 participants, if needed, expected to be available 2H 2018

NASDAQ: TNXP

Thank you!